Exhibit 99.1

UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF SOUTH CAROLINA

GREENVILLE DIVISION

In re SCANSOURCE, INC. DERIVATIVE LITIGATION This Document Related To: All Actions	LEAD CASE NO. 6:06-3312-HFF CONSENT ORDER FOR FINAL APPROVAL OF SETTLEMENT

WHEREAS, plaintiffs Mark Wenham and Archie L. Kinsel (collectively, “Plaintiffs”) on behalf of themselves and the shareholders of ScanSource, Inc. (“ScanSource” or the “Company”), Steven H. Owings, Michael L. Baur, Jeffrey A. Bryson, Robert S. McLain, Jr., Steven R. Fischer, James G. Foody, John P. Reilly, Richard P. Cleys and Michael J. Grainger (collectively “Individual Defendants” and, together with ScanSource, the “Defendants”), and Nominal Defendant ScanSource (“ScanSource” and, together with Plaintiffs and Individual Defendants, the “Parties”) entered into a Stipulation of Compromise and Settlement dated as of April 15, 2009 (the “Stipulation”);

WHEREAS, on April 15, 2009, Plaintiffs to the above-captioned action (the “Action”), as joined by Defendants, filed a Joint Motion for Preliminary Approval of Proposed Settlement (the “Motion”) seeking preliminary approval of the Stipulation and the Settlement contained therein entered into by the Parties on April 15, 2009 and incorporated herein by reference;

WHEREAS, on April 20, 2009, this Court entered an order preliminarily approving the Settlement (the “Preliminary Order”), requiring Notice to be disseminated to current ScanSource stockholders as provided for in Paragraph 9 of the Preliminary Order;

WHEREAS, the Preliminary Order set a Settlement Hearing for June 17, 2009, to:

a.	determine whether to finally approve the Settlement pursuant to Rule 23.1 of the Federal Rules of Civil

Procedure as fair, reasonable, adequate, and in the best interests of the Company and current ScanSource stockholders;

b.	consider an Order and Final Judgment dismissing the Action with prejudice, with each party to bear its, his or her own costs, and release and enjoin prosecution of any and all claims to be released pursuant to the Stipulation;

c.	determine whether to approve Plaintiffs’ Counsel’s application for attorneys’ fees and expenses, to be funded by ScanSource’s insurers; and

d.	hear other such matters as the Court may deem necessary and appropriate.

WHEREAS, Notice has been provided to stockholders of ScanSource in compliance with the Preliminary Order;

WHEREAS, no objections to the Settlement were submitted by any ScanSource stockholders;

WHEREAS, terms not defined herein shall have the meanings ascribed to them in the Stipulation, attached as Exhibit 1 to the Motion;

WHEREAS, this matter has come before the Court for final approval of the proposed settlement of the Action; and

WHEREAS, the Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement.

NOW, THEREFORE, the Court being fully advised of the premises and good cause appearing therefor, it is ORDERED, ADJUDGED AND DECREED that:

1. The Court has jurisdiction over the subject matter of the Action, over all parties to the Action and over those persons and entities, if any, that objected to the Settlement.

2. Unless otherwise stated herein, all capitalized terms contained in this Order shall have the same meaning and effect as stated in the Stipulation.

3. This Court hereby approves the Settlement set forth in the Stipulation and finds that said Settlement is, in all respects, fair, reasonable, and adequate to each of the Parties, and the Parties are hereby directed to perform the terms of said Settlement.

4. The Notice was disseminated in accordance with the Preliminary Order, and such Notice and the dissemination thereof meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process under the United States Constitution and any other applicable laws, is the best notice practicable under the circumstances, and constitutes due and sufficient notice of all matters relating to the Settlement.

5. This Court hereby dismisses the Action against the Defendants with prejudice.

6. Upon the Effective Date, Plaintiffs (individually and derivatively on behalf of ScanSource and in any representative capacity on behalf of all other ScanSource stockholders), and the current ScanSource stockholders (in their capacity as stockholders only) shall fully, finally, and forever release, relinquish, and discharge the Defendants and their Related Persons from any and all Released Claims that any of them has against the Defendants and their Related Persons.

7. Upon the Effective Date, Plaintiffs, on their own behalf, shall fully, finally, and forever release, relinquish, and discharge Defendants’ Counsel and their Related Persons from any and all claims, liabilities, obligations, causes of action, expenses, damages, losses, or any other matters, whether known or unknown, foreseen or unforeseeable, certain or contingent, which any of them has or may come to have against Defendants’ Counsel and their Related Persons related to the defense, settlement or resolution of the Derivative Action.

8. Upon the Effective Date, each of the Defendants shall fully, finally, and forever release, relinquish, and discharge the Plaintiffs and their Related Persons and Plaintiffs’ Counsel and its Related Persons from any and all claims, liabilities, obligations, causes of action, expenses, damages, losses, or any other matters, whether known or unknown, foreseen or unforeseeable, certain or contingent, which any of them has or may come to have against the Plaintiffs and their Related Persons and Plaintiffs’ Counsel and its Related Persons that arise out of, arise in connection with, or relate to the institution, prosecution, assertion, settlement or resolution of the Derivative Action.

9. The Court hereby approves the Fee Payment to Plaintiffs’ Co-Lead Counsel in the amount of $1,300,000. The Fee Payment shall be paid to Plaintiffs’ Co-Lead Counsel in accordance with the terms of the Stipulation within ten (10) business days after the entry hereof.

10. This Order and Final Judgment, the Stipulation, all exhibits thereto, and any and all negotiations, papers, writings, statements and/or proceedings related to the Settlement are not, and shall not in any way be used or construed as (a) an admission of, or evidence of, the validity of any of the Released Claims or of any wrongdoing or liability of the Defendants; or (b) an admission of, or evidence of, any fault or omission of any of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal, other than in such proceedings as may be necessary to consummate or enforce the Stipulation, the Settlement or this Order and Final Judgment, except that the Defendants may file the Stipulation and/or this Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

11. Without affecting the finality of this Order and Final Judgment in any way, this Court hereby retains jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, including effectuating the release of claims in related proceedings, and all parties hereto submit to the jurisdiction of the Court for the purposes of implementing and enforcing the Settlement embodied in the Stipulation.

12. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, including effectuating the release of claims in related proceedings, this Order and Final Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation, the MOU, and Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.

13. During the course of the litigation of the Action, all Parties and their counsel acted in good faith, and complied with Rule 11 of the Federal Rules of Civil Procedure and comparable state law and rules of professional responsibility.

14. There is no reason for delay in the entry of this Order and Final Judgment and immediate entry by the Clerk of the Court is expressly directed pursuant to Rule 54(b) of the Federal Rules of Civil Procedure.

Respectfully submitted,

DATED: June 15, 2009	/s/ Charles W. Whetstone, Jr.

Charles W. Whetstone, Jr.

Cheryl F. Perkins

Tom Young, Jr.

WHETSTONE, MYERS, PERKINS &

    YOUNG, LLC

P.O. Box 8086

601 Devine Street (In the Vista)

Columbia, South Carolina 29202

Telephone: (803) 799-9400

Facsimile: (803) 799-2017

BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP

Lee D. Rudy

Michael C. Wagner

280 King of Prussia Road

Radnor, PA 19087

Telephone: (610) 667-7706

Facsimile: (610) 667-7056

Co-Lead Counsel for Lead Plaintiff

-and-

HOPKINS & CAMPELL, LLP

William E. Hopkins, Jr.

Post Office Box 11963

Columbia, SC 29211-1963

Telephone: (803) 256-6152

Facsimile: (803) 256-6155

Additional Counsel for Plaintiff Kinsel

DATED: June 15, 2009	/s/ Henry L. Parr, Jr.
Henry L. Parr, Jr. Wallace K. Lightsey Gregory J. English David H. Koysza WYCHE, BURGESS FREEMAN & PARHAM, P.A. Post Office Box 728 Greenville, South Carolina 29602-0728

Telephone: (864) 242-8200

Facsimile: (864) 235-8900

Of Counsel:

Mary C. Gill

Kerry K. Vatzakas

ALSTON & BIRD LLP

One Atlantic Center

1201 West Peachtree Street

Atlanta, GA 30309-3424

Telephone: (404) 881-7000

Facsimile: (404) 881-7777

Counsel for Nominal Defendant ScanSource, Inc.

DATED: June 15, 2009	/s/ Thomas W. Traxler

Thomas W. Traxler

CARTER, SMITH, MERRIAM,

    ROGERS & TRAXLER, P.A.

900 East North Street

P.O. Drawer 10828

Greenville, SC 29603

Counsel for Defendants Steven H. Owings, Michael L. Baur, Steven R. Fischer, and James G. Foody

Of Counsel:

Neil S. Lang

SUTHERLAND

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Telephone: (202) 383-0277

Facsimile: (202) 637-3593

Counsel for Steven H. Owings

Michael K. Lowman

JENNER & BLOCK LLP

601 Thirteenth Street, N.W.

Washington, D.C. 20005-3823

Telephone: (202) 639-6018

Facsimile: (202) 661-4977

Counsel for Steven R. Fischer and James G. Foody

Theodore I. Sonde

PATTON BOGGS LLP

2550 M Street, NW

Washington, D.C. 20037

Telephone: (202) 457-6334 Facsimile: (202) 457-6315 Counsel for Michael L. Baur

DATED: June 15, 2009	/s/ Beattie B. Ashmore

Beattie B. Ashmore

PRICE, ASHMORE & BEASLEY P.A.

644 East Washington Street

Greenville, SC 29601

Of Counsel:

Michael F. Flanagan

GIBSON, DUNN & CRUTCHER

1050 Connecticut Avenue, N.W.

Washington, DC 20036-5306

Telephone: (202) 887-3599

Facsimile: (202) 530-9549

mflanagan@gibsondunn.com

Counsel for Jeffery A. Bryson

DATED: June 15, 2009	/s/ Mason A. Goldsmith

Mason A. Goldsmith, Esq.

LOVE, THORNTON, ARNOLD & THOMASON, P.A.

P.O. Box 10045

Greenville, SC 29603

Of Counsel:

Tony G. Powers

ROGERS & HARDIN LLP

2700 International Tower, Peachtree Center

229 Peachtree Street, N.E.

Atlanta, Georgia 30303-1601

Telephone: (404) 522-4700

Facsimile: (404) 230-0963

Counsel for John P. Reilly

DATED: June 15, 2009	/s/Cheryl A. Lydon
Cheryl A. Lydon, Esq. 1529 Laurel Street Columbia, SC 29201 (803) 753-1592 Counsel for Robert S. McLain

DATED: June 17, 2009	/s/ Henry F. Floyd
THE HONORABLE HENRY FLOYD UNITED STATES DISTRICT COURT JUDGE DISTRICT OF SOUTH CAROLINA